UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DIGITILITI, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Digitiliti, Inc.
Important Notice
Regarding the Availability of Proxy Materials for the Shareholder Meeting
to be held on October 14, 2010.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in these materials before voting.
The Proxy Statement and Annual Report are available at: www.digitiliti.com/proxy2010
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before October 1, 2010 to facilitate timely delivery.

Meeting Information

Meeting Type:	Annual Meeting
Meeting Date:	October 14, 2010
Meeting Time:	1:00 P.M.
Meeting Location:	Digitiliti, Inc. 266 East 7th Street, 4th floor St. Paul, Minnesota 55101

If you need directions for attending the meeting and voting in person, please send an email request to:
Proxy2010@digitiliti.com

How to Access the Proxy Materials
The Proxy Materials are available to VIEW or RECEIVE:
1. 10-K Annual Report                     2. Notice of Annual Meeting                     3. Proxy Statement                     4. Proxy Card
To View Online, Visit: www.digitiliti.com/proxy2010
TO ORDER A PAPER OR E-MAIL COPY OF THESE MATERIALS:
1.	Call our toll-free number at (888) 292-3396

2.	Visit our website at www.digitiliti.com/proxy2010

3.	Send us an email at proxy2010@digitiliti.com Please clearly identify the reports you are requesting and the name and address or email address to which the material should be sent.
See the reverse side of this notice to obtain voting instructions

How To Vote
Please Choose One of the Following Voting Methods
Vote In Person. By Attending the Annual Meeting
OR
Vote By Mail. By Downloading the Proxy Card at: www.digitiliti.com/proxy2010 then print and mail it.
Note: Registered Stockholders will receive a Proxy Card and return envelope by mail at least ten days following this Notice.

Voting Items
Proposal No. 1:
The Board of Directors recommends that you vote “For” the following director nominees.
To elect the following to the Board of Directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified:
01) Roy A. Bauer
02) Kedar R. Belhe
03) Karen Gilles Larson
04) R.M. Rickenbach
05) Benno G. Sand
The Board of Directors recommends you vote FOR the following proposal(s):
Proposal No. 2:
To approve the 2010 long-term incentive plan.
Proposal No. 3:
To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares from 110,000,000 to 135,000,000 shares and allocate the additional shares as common stock.
Proposal No. 4:
To ratify the appointment of Malone and Bailey, LP to serve as independent registered public accounting firm for the year ending December 31, 2010.
Note: To transact such other business as may properly come before the annual meeting and any and all adjournments or postponements thereof.